UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2018

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ecolab Place, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ecolab’s Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 3, 2018.  A copy of the News Release issued by Ecolab in connection with this report under Item 5.07 is attached as Exhibit (99.1).

At the close of business on March 6, 2018, the record date of the Annual Meeting, Ecolab had 288,348,134 shares of common stock issued and outstanding.  At the Annual Meeting, 89.59% of the issued and outstanding shares of Ecolab’s common stock were represented in person or by proxy which constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The first proposal voted upon was the election of 13 Directors for a one-year term ending at the annual meeting in 2019. The 13 persons nominated by Ecolab’s board of directors received the following votes and were elected:

	For	Against	Abstain	Broker Non-Votes
Douglas M. Baker, Jr.	225,006,917	9,586,284	1,604,474	22,128,083
Barbara J. Beck	235,622,408	401,193	174,074	22,128,083
Leslie S. Biller	230,286,618	5,723,509	187,548	22,128,083
Carl M. Casale	235,215,122	650,869	331,684	22,128,083
Stephen I. Chazen	224,687,079	11,141,810	368,786	22,128,083
Jeffrey M. Ettinger	233,403,232	2,268,148	526,295	22,128,083
Arthur J. Higgins	208,184,291	27,593,727	419,657	22,128,083
Michael Larson	224,387,224	11,160,169	650,282	22,128,083
David W. MacLennan	234,754,132	1,136,958	306,585	22,128,083
Tracy B. McKibben	235,331,367	299,438	566,870	22,128,083
Victoria J. Reich	234,597,391	1,299,089	301,195	22,128,083
Suzanne M. Vautrinot	233,129,376	2,758,433	309,866	22,128,083
John J. Zillmer	230,955,281	4,761,153	481,241	22,128,083

The second proposal voted upon was the ratification of the appointment of PricewaterhouseCoopers LLP as Ecolab’s independent registered public accounting firm for the year ending December 31, 2018.  The proposal received the following votes and was approved:

For	Against	Abstain
249,606,451	8,351,526	367,781

The third proposal was a vote to approve, on an advisory basis, the compensation of the executives disclosed in the Proxy Statement. The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-Votes
217,667,315	15,035,223	3,495,137	22,128,083

The fourth proposal was to consider and vote on a stockholder proposal regarding the threshold to call special stockholder meetings. The proposal received the following votes and was not approved:

For	Against	Abstain	Broker Non-Votes
29,322,814	205,230,989	1,643,872	22,128,083

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	(99.1)	Ecolab Inc. News Release dated May 3, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: May 4, 2018	By:	/s/ David F. Duvick
David F. Duvick
Assistant Secretary